Investment Strategy - NYLI CBRE Real Assets ETF	Jun. 26, 2026
Prospectus [Line Items]
Strategy Narrative [Text Block]

3.The Fund’s policy to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities issued by real assets companies, will be revised as follows:

The Fund will normally invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities issued by real estate companies and infrastructure companies.

Strategy Portfolio Concentration [Text]	The Fund will normally invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities issued by real estate companies and infrastructure companies.